UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 15, 2006  (December 14, 2006)

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard
Park Ridge, New Jersey 07656-0713
(Address of principal executive offices, including zip code)

(201) 307-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       Departure of Directors.

On December 14, 2006, William E. Conway, Jr. of The Carlyle Group notified Hertz Global Holdings, Inc. (“Hertz Holdings”) and The Hertz Corporation (“Hertz”) that he intends to resign from the Boards of Directors of Hertz Holdings and Hertz (the “Boards”) as of December 21, 2006.  The Boards of Directors of Hertz Holdings and Hertz are expected to elect Brian A. Bernasek as a member of the Boards, to fill Mr. Conway’s unexpired term, effective from Mr. Conway’s resignation.  Mr. Bernasek is also expected to serve as a member of the Compensation Committee of each of the Boards.  In his capacity as a director and member of the Compensation Committee of Hertz Holdings, Mr. Bernasek will be entitled to compensation in accordance with Hertz Holdings’ previously reported policy regarding the compensation of directors and its Director Stock Incentive Plan.  This policy and the Director Stock Incentive Plan are described under the heading “Compensation of Directors” in the prospectus, dated November 15, 2006, relating to Hertz Holdings’ initial public offering of its common stock (the “IPO Prospectus”) filed with the United States Securities and Exchange Commission, which description is incorporated by reference herein in its entirety.  Mr. Bernasek is a Vice President of The Carlyle Group, which he joined in 2000. Prior to that time, he held positions with Investcorp International, a global private equity firm, and Morgan Stanley & Co., in its Investment Banking Division. Mr. Bernasek serves on the Board of Directors of AxleTech International Holdings, Inc.

Mr. Bernasek has been designated for election as a director by CEP II U.S. Investments, L.P., pursuant to the Amended and Restated Stockholders Agreement, dated as of November 20, 2006, among Hertz Holdings, Clayton, Dubilier & Rice Fund VII, L.P., CDR CCMG Co-Investor L.P., Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., CEP II U.S. Investments, L.P., CEP II Participations S.à.r.l SICAR, ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001, ML Hertz Co-Investor, L.P. and CMC-Hertz Partners, L.P. (the “Stockholders Agreement”).  Under the Stockholders Agreement, the parties to that agreement have agreed to take all necessary action to cause the election of individuals designated in accordance with the Stockholders Agreement.  The Stockholders Agreement and certain other relationships between Hertz Holdings and its subsidiaries, on the one hand, and entities affiliated with The Carlyle Group, on the other hand, are described in the IPO Prospectus under the heading “Certain Relationships and Related Party Transactions,” which description is incorporated by reference herein in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Paul J. Siracusa
	Name:	Paul J. Siracusa
	Title:	Executive Vice President
and Chief Financial Officer

Date: December 15, 2006